EXECUTION COPY

          AMENDMENT No. 2 dated as of May 28, 1997 (this "Amendment") to the Competitive Advance and Revolving Credit Facility Agreement dated as of August 2, 1996, as amended by Amendment No. 1 thereto dated as of December 20, 1996 (the "Credit Agreement"), among BT OFFICE PRODUCTS INTERNATIONAL, INC. (the "Company"), the Borrowing Subsidiaries and Guarantors named in the Credit Agreement, the lenders named in the Credit Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent"), and ABN AMRO BANK N.V., as documentation agent.

               A. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Company, in each case pursuant to the terms and subject to the conditions set forth therein.

               B. The Company has requested that certain provisions contained in the Credit Agreement be amended as set forth herein.

               C. The Lenders are willing to so amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows (all capitalized terms used and not otherwise defined herein having the meanings given them in the Credit Agreement as amended hereby):

               SECTION 1. (a) Amendment to Section 6.08 of the Credit Agreement.
          Section 6.08 of the Credit Agreement is hereby amended and restated as follows:

               SECTION 6.08. Consolidated Leverage Ratio. The Consolidated Leverage Ratio will not at any time (i) on or before March 31, 1998 exceed 3.75 to 1.0, and (ii) after March 31, 1998 exceed 3.25 to 1.0.

               (b) The definition of "Applicable Margin" is hereby amended and restated as follows:

               "Applicable Margin" shall mean on any date, with respect to Eurocurrency Standby Loans, the applicable percentage set forth below based upon the Consolidated Leverage Ratio as set forth below:

----------------------------------------------------------------- --------------

Consolidated                                                      Applicable
Leverage                                                          Margin
Ratio
----------------------------------------------------------------- --------------

Category 1
Less than or equal to 2.0                                         .225%
----------------------------------------------------------------- --------------

Category 2
Greater than 2.0 but less than or equal to 3.0                    .225%
----------------------------------------------------------------- --------------

Category 3
Greater than 3.0                                                  .325%
----------------------------------------------------------------- --------------


          Except as set forth below, the Consolidated Leverage Ratio utilized for purposes of determining the Applicable Margin shall be that in effect as of the last Financial Statement Delivery Date. From the date hereof until the initial delivery of financial statements pursuant to
          Section 5.01(a) or (b), the Applicable Margin shall be determined by reference to Category 2. Each change in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of such change. Notwithstanding the foregoing, (i) at any time when the Company has failed to deliver the financial statements required by Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), the Applicable Margin shall be determined by reference to Category 3 and (ii) at all times (A) until March 31, 1998 during which (I) the Consolidated Leverage Ratio is greater than
          3.25  or  (II)  the  Company  has  failed  to  deliver  the  financial statements required by Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), and (B) from and after March 31, 1998 during which the Company has failed to deliver the financial statements required by Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), the Applicable Margin Percentage shall be 0.450%.

               (c) The definition of "Facility Fee Percentage" is hereby amended and restated as follows:

               "Facility Fee Percentage" shall mean on any date the applicable percentage set forth below based upon the Consolidated Leverage Ratio as set forth below:

----------------------------------------------------------------- --------------

Consolidated                                                      Facility
Leverage                                                          Fee
Ratio
----------------------------------------------------------------- --------------

Category 1
Less than or equal to 2.0                                         .125%
----------------------------------------------------------------- --------------

Category 2
Greater than 2.0 but less than or equal to 3.0
                                                                  .175%
----------------------------------------------------------------- --------------

Category 3
Greater than 3.0                                                  .225%
----------------------------------------------------------------- --------------


          Except as set forth below, the Consolidated Leverage Ratio utilized for purposes of determining the Facility Fee Percentage shall be that in effect as of the last Financial Statement Delivery Date. From the date hereof until the initial delivery of financial statements pursuant  to  Section 5.01(a)  or (b) and a  certificate  pursuant  to
          Section 5.01(c), the Facility Fee Percentage shall be determined by reference to Category 2. Each change in the Facility Fee Percentage resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of such change. Notwithstanding the foregoing, (i) at any time when the Company has failed to deliver the financial statements required by Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), the Facility Fee Percentage shall be determined by reference to Category 3, and (ii) at all times (A) until March 31, 1998 during which (I) the Consolidated Leverage Ratio is greater than 3.25 or (II) the Company has failed to deliver the financial statements required by Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), and (B) from and after March 31, 1998 during which the Company has failed to deliver the financial statements required by Section 5.01(a) or (b) and a certificate pursuant to Section 5.01(c), the Facility Fee Percentage shall be 0.300%.


               SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date hereof upon the Administrative Agent's receipt of counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

               SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or of the Borrowers or the Guarantors under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, which is ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

               SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                         BT OFFICE PRODUCTS INTERNATIONAL, INC.,

                                         By  /s/ Francis J. Leonard
                                         -----------------------------------
                                         Name:  Francis J. Leonard
                                         Title: Vice President of Finance and
                                                Chief Financial Officer


                                         BT OFFICE PRODUCTS SWEDEN AB,

                                         By  /s/ Janhein H. Pieterse
                                         -----------------------------------
                                         Name:  Janhein H. Pieterse
                                         Title: President

                                         BT OPE HOLDINGS, INC.,

                                         By /s/ Francis J. Leonard
                                         -----------------------------------
                                         Name:  Francis J. Leonard
                                         Title: Vice President of Finance and
                                                Chief Financial Officer

                                         THE CHASE MANHATTAN BANK,
                                              individually and as Administrative
                                              Agent,

                                         By /s/ Timothy J. Storms
                                         -----------------------------------
                                         Name:  Timothy J. Storms
                                         Title: Managing Director


                                         ABN AMRO BANK N.V., individually and
                                              as Documentation Agent,

                                         By  /s/ Nancy L. Capecci
                                         -----------------------------------
                                         Name: Nancy L. Capecci
                                         Title: Assistant Vice President

                                         By  /s/ Douglas R. Elliott
                                         -----------------------------------
                                         Name: Douglas R. Elliott
                                         Title: Vice President

                                         BANK OF AMERICA ILLINOIS,

                                         By  /s/  Richard J. Kerbis
                                         -----------------------------------
                                         Name:  Richard J. Kerbis
                                         Title: Vice President

                                         BAYERISCHE VEREINSBANK-AG,
                                              NEW YORK BRANCH,

                                         By  /s/  Alexander M. Blodi
                                         -----------------------------------
                                         Name: Alexander M. Blodi
                                         Title: Vice President

                                         BAYERISCHE VEREINSBANK-AG,
                                              NEW YORK BRANCH,

                                         By  /s/  Carolyn Gutbrod
                                         -----------------------------------
                                         Name:  Carolyn Gutbrod
                                         Title: Vice President


                                         THE FIRST NATIONAL BANK OF CHICAGO,

                                         By  /s/  Susan L. Comstock
                                         -----------------------------------
                                         Name:  Susan L. Comstock
                                         Title: Vice President

                                         THE FUJI BANK LIMITED,

                                         By  /s/  Tetsuo Kamatsu
                                         -----------------------------------
                                         Name:  Tetsuo Kamatsu
                                         Title: Joint General Manager


                                         MELLON BANK,

                                         By  /s/  Irene Burczynski
                                         -----------------------------------
                                         Name:  Irene Burczynski
                                         Title: Vice President

                                         THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                              CHICAGO BRANCH,

                                         By  /s/  Hajime Watanabe
                                         ----------------------------------
                                         Name:  Hajime Watanabe
                                         Title: Deputy General Manager


                                         CREDIT LYONNAIS, NEW YORK BRANCH,

                                         By  /s/  Xavier Roux
                                         -----------------------------------
                                         Name:  Xavier Roux
                                         Title: First Vice President

                                         FIRST NATIONAL BANK OF MARYLAND,

                                         By  /s/  Roy S. Lewis
                                         -----------------------------------
                                         Name:  Roy S. Lewis
                                         Title: Vice President


                                         NORTHERN TRUST COMPANY,

                                         By  /s/  Michelle M. Teteak
                                         -----------------------------------
                                         Name: Michelle M. Teteak
                                         Title: Vice President